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                                                                    Exhibit 99.2

                              UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The following tables show unaudited condensed consolidated pro forma financial information reflecting the merger of First United Bancshares, Inc. ("First United") with and into BancorpSouth, Inc. ("BancorpSouth"). The pro forma information reflects the pooling of interests method of accounting. The information in the following tables is based on the historical financial information of BancorpSouth and First United that has been presented in their prior filings with the Securities and Exchange Commission. All of the financial information provided in the following tables should be read in connection with this historical financial information. The financial information as of June 30, 2000 and for the interim periods ended June 30, 2000 and 1999 has not been audited and in the opinion of management reflects all adjustments (consisting only of normal recurring adjustments) necessary to a fair presentation of such data. Pro forma information, while helpful in illustrating the financial attributes of the combined company under one set of assumptions, doesn't attempt to predict or suggest future results. Also, the information set forth for the six-month period ended June 30, 2000 does not indicate what the results will be for the year ending December 31, 2000.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 JUNE 30, 2000

                                  (UNAUDITED)

                                                                   Historical
                                                          ---------------------------
                                                          BancorpSouth    First United     Adjustments        Pro Forma
                                                          ------------    ------------     -----------        ----------
                                                                               (In thousands)
ASSETS
Cash and due from banks                                    $   196,773     $    93,961                        $  290,734
Held-to-maturity securities                                    883,836         188,336                         1,072,172
Available-for-sale securities                                  441,017         739,850                         1,180,867
Federal funds sold                                               6,600          18,734                            25,334
Loans and leases                                             4,323,121       1,554,341                         5,877,462
Less:  Unearned discount                                        69,490           3,024                            72,514
       Allowance for credit losses                              58,504          19,181                            77,685
                                                             ---------     -----------                        ----------
  Net loans and leases                                       4,195,127       1,532,136                         5,727,263
Mortgages held for sale                                         28,713              --                            28,713
Premises and equipment, net                                    135,104          42,483                           177,587
Other assets                                                   150,326          63,869                           214,195
                                                           -----------     -----------     -----------        ----------
  Total assets                                             $ 6,037,496     $ 2,679,369              --        $8,716,865
                                                           ===========     ===========     ===========        ==========

LIABILITIES
Deposits
  Non-interest bearing                                     $   631,084     $   353,542                        $  984,626
  Interest bearing                                           4,476,009       1,857,208                         6,333,217
                                                           -----------     -----------                        ----------
  Total deposits                                             5,107,093       2,210,750                         7,317,843
Short-term borrowings                                          225,286         151,736                           377,022
Long-term debt                                                 137,246          38,531                           175,777
Other liabilities                                               75,647          10,853                            86,500
                                                           -----------     -----------                        ----------
  Total liabilities                                           5,545,272       2,411,870                         7,957,142
                                                                           -----------                        ----------

STOCKHOLDERS' EQUITY
Common stock                                                   143,261          25,297          45,851 (1)        214,409
Capital surplus                                                 89,546          26,665         (45,851)(1)        70,360
Unrealized gain on available-for-sale securities                (2,468)        (16,019)                          (18,487)
Retained earnings                                              286,442         231,556                           517,998
Less cost of treasury stock                                    (24,557)             --                           (24,557)
                                                           -----------     -----------     -----------        ----------
  Total stockholders' equity                                   492,224         267,499              --           759,723
                                                           -----------     -----------     -----------        ----------
  Total liabilities and stockholders' equity               $ 6,037,496     $ 2,679,369              --        $8,716,865
                                                           ===========     ===========     ===========        ==========

---------------------------------------

(1) Reclassification of capital accounts to reflect the exchange of First United Common Stock for BancorpSouth Common Stock.




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             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (UNAUDITED)

                                                                For the six months ended June 30,
                                     ----------------------------------------------------------------------------------------------
                                                          1999                                              2000
                                     ----------------------------------------------  ----------------------------------------------
                                                    First                                          First
                                     BancorpSouth  United                            BancorpSouth  United
                                      Historical  Historical  Adjustments Pro Forma   Historical  Historical Adjustments   Pro Forma
                                     ------------ ----------  ----------- ---------  ------------ ---------- -----------   ---------
                                                           (In thousands except per share amounts)

Interest revenue                       $200,898    $ 89,122                $290,020    $224,925    $ 97,906                $322,831
Interest expense                         94,815      40,300                 135,115     112,180      46,335                 158,515
                                       --------    --------                 -------     --------    --------                --------
Net interest revenue                    106,083      48,822                 154,905     112,745      51,571                 164,316
Provision for credit losses               6,670       1,275                   7,945       8,449       1,565                  10,014
                                       --------    --------                 -------     --------    --------                --------
Net interest revenue, after
  provision for credit losses            99,413      47,547                 146,960     104,296      50,006                 154,302
Other revenue                            42,295       9,496                  51,791      41,481       9,949                  51,430
Other expense                            93,970      33,348                 127,318      91,869      36,084                 127,953
                                       --------    --------    --------    -------     --------    --------    --------    --------
Income before income tax                 47,738      23,695                  71,433      53,908      23,871                  77,779
Applicable income taxes                  14,423       7,190                  21,613      17,833       7,317                  25,150
                                       --------    --------    --------    --------    --------    --------    --------    --------

Net income                             $ 33,315    $ 16,505          --    $ 49,820    $ 36,075    $ 16,554          --    $ 52,629
                                       ========    ========    ========    ========    ========    ========    ========    ========


EARNINGS PER SHARE
  Basic                                $   0.58    $   0.65                $   0.58    $   0.64    $   0.65                $   0.62
  Diluted                              $   0.58    $   0.65                $   0.58    $   0.64    $   0.65                $   0.62

AVERAGE SHARES
  Basic                                  57,101      25,294                  85,557      56,479      25,297                  84,938
  Diluted                                57,529      25,329                  86,024      56,795      25,323                  85,283